                    FOOTSTAR, INC. and SUBSIDIARY COMPANIES

                                                                    EXHIBIT 32.1

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Footstar, Inc. (the "Company") for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2006


By: /s/ Jeffrey A. Shepard
    ---------------------------------
    Jeffrey A. Shepard
    Chief Executive Officer and
    President


By: /s/ Michael J. Lynch
    ---------------------------------
    Michael J. Lynch
    Senior Vice President, Chief
    Financial Officer


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